PROSPECTUS


                             &  APPLICATION


                                      LOGO


                                TEMPLETON


                                 GLOBAL


                                BOND FUND

           --------------------------------------------------

                             JANUARY 1, 1997



                          INVESTMENT STRATEGY:


                        GLOBAL GROWTH AND INCOME


                                  LOGO
--------------------------------------------------------------------------------


This prospectus describes the Class I and Class II shares of Templeton Global Bond Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.



The Fund may borrow money for investment purposes, which will exaggerate any increase or decrease in the market value of the Fund's portfolio and subject the money borrowed to interest and other costs. The Fund is a series of Templeton Income Trust (the "Trust").



The Fund's Class I and Class II SAI, dated January 1, 1997, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                TEMPLETON GLOBAL


                                   BOND FUND



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          This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized.


              No sales representative, dealer, or other person is


         authorized to give any information or make any representations other than those contained in this prospectus. Further


                 information may be obtained from Distributors.


           ----------------------------------------------------------


                   When reading this prospectus, you will see


                 certain terms beginning with capital letters.


                        This means the term is explained

                            in our glossary section.

PAGE


                            TABLE OF CONTENTS
                            ABOUT THE FUND
                            Expense Summary ....................2
                            Financial
                            Highlights ....................  4
                            How Does the Fund Invest Its
                            Assets? .......  5
                            What Are the Fund's Potential
                            Risks? ........ 11
                            Who Manages the
                            Fund? ................ 15
                            How Does the Fund Measure
                            Performance?  ... 18
                            How Is the Fund
                            Organized?  ............ 18
                            How Taxation Affects You and the
                            Fund ....... 19
                            ABOUT YOUR ACCOUNT
                            How Do I Buy
                            Shares? ................ 21
                            May I Exchange Shares for Shares of
TEMPLETON                   Another Fund? .. 27
GLOBAL                      How Do I Sell
BOND                        Shares?  ................. 31
FUND                        What Distributions Might I Receive
------------------------    From the Fund? .. 33
January 1, 1997             Transaction Procedures and Special
                            Requirements ... 34
                            Services to Help You Manage Your
700 Central Avenue          Account  ..... 39
St. Petersburg, Florida     GLOSSARY
  33701                     Useful Terms and
1-800/DIAL BEN              Definitions  .............. 42


PAGE

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of the Class I and Class II shares for the fiscal year ended August 31, 1996. Your actual expenses may vary.



                                                        Class
A.   Shareholder Transaction Expenses(+)                    I       Class II
     Maximum Sales Charge (as a percentage
       of Offering Price)                                4.25%         1.99%
     Paid at time of purchase                            4.25%(++)     1.00%   +)
     Paid at redemption(++++)                            NONE          0.99%
     Exchange Fee (per transaction)                     $5.00*        $5.00 *
B.   Annual Fund Operating Expenses
       (as a percentage of average net assets)
     Management Fees                                     0.50%         0.50 %
     Rule 12b-1 Fees                                     0.22%**       0.65  **
     Other Expenses                                      0.41%         0.41 %
                                                                     ------
                                                       ------
     Total Fund Operating Expenses                       1.13%         1.56 %
                                                                     ------
                                                       ------
C.   Example


    Assume the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.


               ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
    -----------------------------------------------------------------
    CLASS I    $54***       $77             $102           $174
    CLASS
      II       $36          $59             $ 94           $194



    For the same Class II investment, you would pay projected expenses of $26 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


    THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


(+)If your transaction is processed through your Securities Dealer you may be charged a fee by your Securities Dealer for this service.



(++)There is no front-end sales charge if you invest $1 million or more in Class I shares.



 - Templeton Global Bond Fund


                                        2

PAGE


(+++)Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."



(++++)A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.



*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.



**These fees may not exceed 0.25% for Class I. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.



***Assumes a Contingent Deferred Sales Charge will not apply.



                                                    Templeton Global Bond Fund -


                                        3

PAGE

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen LLP, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


Class I Shares



    Year Ended August 31       1996      1995    1994(1)     1993      1992      1991      1990      1989      1988    1987(2)
---------------------------------------------------------------------------------
Per Share Operating
 Performance
(For a share outstanding throughout
 the year)
Net asset value, beginning
 of year                     $   9.32  $   9.05  $   9.96  $  10.55  $   9.81  $   9.95  $  10.18  $   9.89  $  10.41  $  10.00
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Income from investment operations:
 Net investment income            .69       .73       .72       .82       .83       .91       .94       .88       .74       .61
 Net realized and
   unrealized gain (loss)        (.11)      .35       .17      (.91)     (.35)      .75      (.18)      .26      (.51)      .55
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations                      1.04       .80      1.14       .90      (.19)      .47      1.58       .78       .23      1.16
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Distributions:
 Dividends from net
   investment income             (.58)     (.54)     (.53)     (.76)     (.84)     (.91)     (.96)     (.82)     (.75)     (.59)
 Distributions from net
   realized gains                  --        --      (.07)     (.30)       --      (.03)     (.03)     (.03)     (.12)     (.04)
 Tax basis return of capital     (.02)       --      (.09)     (.12)       --        --        --        --        --        --
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total distributions              (.60)    (1.06      (.94)     (.85)     (.63)     (.72)     (.84)     (.99)     (.87)     (.63)
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Change in net asset value        (.14)      .44       .27      (.91)     (.59)      .74      (.23)      .29      (.64)      .53
                             --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of year $   9.76  $   9.32  $   9.96  $  10.55  $   9.81  $  10.18  $   9.89  $  10.53  $   9.05  $   9.95
                             ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return*                   11.44%    10.43%    (2.01)%     5.00%    16.75%     8.43%     8.08%    11.92%     2.25%    11.86%
Ratios/Supplemental Data
Net assets, end of year
 (000)                       $185,596  $191,301  $205,482  $206,667  $179,799  $127,888  $112,492  $117,655  $127,519  $123,203
Ratio of expenses to
 average net assets              1.13%     1.18%     1.18%     1.01%      .98%     1.05%     1.04%     1.10%     1.10%     1.00%*
Ratio of net investment
 income to average net
 assets                          7.09%     7.99%     7.50%     8.45%     8.14%     9.23%     9.50%     8.63%     7.12%     6.68%*
Portfolio turnover rate        109.40%   101.12%   139.23%   266.93%   233.93%   408.39%    86.09%    88.50%   158.15%   104.81%



(1)Based on weighted average shares outstanding.


(2)For the period September 18, 1986 (commencement of operations) through August 31, 1987.

*Total return does not reflect sales commissions.


 - Templeton Global Bond Fund


                                        4

PAGE


Class II Shares



                       Year Ended August 31                          1996      1995(1)
---------------------------------------------------------------------------------
Per Share Operating Performance
(For a share outstanding throughout the year)
Net asset value, beginning of year                                  $ 9.31     $ 9.05
                                                                    -------    -------
Income from investment operations:
  Net investment income                                                .61
  Net realized and unrealized gain                                     .41        .24
                                                                    -------    -------
Total from investment operations                                      1.02        .45
                                                                    -------    -------
Distributions:
  Dividends from net investment income                                (.54)      (.15)
  Tax basis return of capital                                         (.02)      (.04)
                                                                    -------    -------
Total distributions                                                   (.56)      (.19)
                                                                    -------    -------
Change in net asset value                                              .46        .26
                                                                    -------    -------
Net asset value, end of period                                      $ 9.77     $ 9.31
                                                                    =======    =======
Total Return*                                                        11.20%      5.03%
Ratios/Supplemental Data
Net assets, end of period (000)                                     $6,563     $2,043
Ratio of expenses to average net assets                               1.56%      1.57%**
Ratio of net investment income to average net assets                  6.69%      7.47%**
Portfolio turnover rate                                             109.40%    101.12%


(1)For the period May 1, 1995 (commencement of sales) through August 31, 1995.

*Total return does not reflect sales commissions or the deferred contingent sales charge. Not annualized for periods of less than one year.

**Annualized.


HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's Investment Objective

The Fund's investment objective is current income with capital appreciation and growth of income. The Fund seeks to achieve its objective through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world, as well as preferred stock, common stocks which pay dividends, income-producing securities which are convertible into common stock of such companies and sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Under normal circumstances, the Fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the U.S.). The Fund's investments in common stocks will emphasize companies, in various countries and industries, which pay dividends and may offer prospects for further growth


                                                    Templeton Global Bond Fund -


                                        5

PAGE

in dividend payments and capital appreciation. Of course, there is no assurance that the Fund's objective will be achieved.


The Fund may invest in any debt security (which may include structured investments, as described in the SAI under "How Does the Fund Invest Its
Assets? - Structured Investments"), including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The average maturity of the debt securities in the Fund's portfolio will fluctuate depending upon TGBM's judgment as to future interest rate changes. In addition, when TGBM determines that a temporary defensive strategy is warranted, the Fund may invest without limit in U.S. government securities maturing in 13 months or less, commercial paper, bank time deposits with less than seven days remaining to maturity and bankers' acceptances. See "How Does the Fund Invest Its Assets?
- Debt Securities" in the SAI for descriptions of debt securities rated BBB by S&P and Baa by Moody's.



The Fund may buy and sell financial futures contracts, stock and bond index futures contracts and foreign currency forward and futures contracts. The Fund also may write and buy put and call options on securities, indices, foreign currencies and futures contracts. In addition, the Fund may invest in "when-issued" securities and collateralized mortgage obligations, lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). The Fund may also invest in repurchase agreements. These investment techniques are described below and under the heading "How Does the Fund Invest Its Assets?" in the SAI.


Although the Fund may invest up to 25% of its assets in a single industry, there is no present intention of doing so. Under a non-fundamental policy approved by the Board, TGBM will select securities for purchase by the Fund from many industries that it believes to be productive and beneficial.

The Fund may invest up to 5% of its total assets in securities that may not be resold without registration under applicable law ("restricted securities"). There may be a lapse of time between the Fund's decision to sell any restricted security and the registration of the security. During this period, the price of the security will be subject to market fluctuations. The Fund may invest up to 10% of its total assets in restricted securities and other securities which are not restricted but which are not readily marketable (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).


 - Templeton Global Bond Fund


                                        6

PAGE

The Fund does not intend to emphasize short-term trading profits and usually expects to have a portfolio turnover rate not exceeding 200%.

Types of Securities in which the Fund May Invest

The Fund is authorized to use the various securities and investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.


Repurchase Agreements. When the Fund acquires a security from a U.S. bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate of the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.



Options on Securities, Indices and Futures Contracts. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities, securities indices or futures contracts that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security or futures contract is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities or futures contracts subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities or futures contracts as the written call. A put is covered if the Fund maintains liquid assets



                                                    Templeton Global Bond Fund -


                                        7

PAGE

with a value equal to the exercise price in a segregated account, or holds a put on the same underlying securities or futures contracts at an equal or greater exercise price.


Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.


The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when TGBM believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Fund will not enter a forward contract if the amount of assets set aside to cover forward contracts would impede portfolio management or the Fund's ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a


 - Templeton Global Bond Fund


                                        8

PAGE

partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.


Futures Contracts. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock and bond index futures contracts and foreign currency futures contracts. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.



When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "How Does the Fund Invest Its Assets - Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts.



When-issued Securities. New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.



                                                    Templeton Global Bond Fund -


                                        9

PAGE


Borrowing. The Board has adopted a policy of limiting the Fund's borrowing to 5% of the value of its net assets to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's Net Asset Value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.



Loans of Portfolio Securities. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities.



Depositary Receipts. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying



   - Templeton Global Bond Fund


                                       10

PAGE

unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.


Collateralized Mortgage Obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other issuers in the U.S. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers and the mortgage poolers. The Fund may buy CMOs without insurance or guarantees if, in the opinion of TGBM, the sponsor is creditworthy. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO.


U.S. Government Securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.


Commercial Paper. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix in the SAI for a description of these ratings.



WHAT ARE THE FUND'S POTENTIAL RISKS?


You should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the


                                                 Templeton Global Bond Fund -


                                       11

PAGE

Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a shareholder may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of shares of the Fund. Changes in the prevailing rates of interest in any of the countries in which the Fund is invested in fixed income securities will likely affect the value of such holdings and thus the value of Fund shares. Increased rates of interest, which frequently accompany inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. In addition, changes in currency valuations will affect the price of shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. Additionally, investment decisions made by TGBM will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.


The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal
Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "How Taxation Affects You and the Fund." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. government securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, and may be more susceptible to any single economic, political or regulatory occurrence, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.



   - Templeton Global Bond Fund


                                       12

PAGE

The Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than in developed countries.

Brokerage commissions, custodial services, and other costs relating to investments in foreign countries are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies


                                                 Templeton Global Bond Fund -


                                       13

PAGE


than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. The Fund may invest in Eastern European countries, which involves special risks that are described under "What Are the Fund's Potential Risks?" in the SAI.


Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "What Are the Fund's Potential Risks?" in the SAI.


The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

The Fund is authorized to invest in any debt security, including securities rated in any category by S&P or Moody's and securities which are unrated by any rating agency. As an operating policy, which may be changed by the Board


   - Templeton Global Bond Fund


                                       14

PAGE

without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its shareholders. High-risk, lower quality debt securities, commonly known as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by TGBM to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of TGBM, the issuer may resume interest payments in the near future. The Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid.

Successful use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or option contract may not be available when the Fund seeks to close a futures or option position. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or option contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or option contracts is further dependent on TGBM's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations.

There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described in the SAI.

WHO MANAGES THE FUND?


The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


Investment Manager. TGBM manages the Fund's assets and makes its investment decisions. TGBM also performs similar services for other funds. It is wholly


                                                 Templeton Global Bond Fund -


                                       15

PAGE


owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, TGBM and its affiliates manage over $172 billion in assets. The Templeton organization has been investing globally since 1940. TGBM and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.



Portfolio Management. The lead portfolio manager of the Fund since 1993 is Thomas Latta. Mr. Latta is a vice president of TGBM. He attended the University of Missouri and New York University. Before joining the Templeton organization in 1991, Mr. Latta worked as a portfolio manager with Forester & Hairston, a Houston based global fixed income investment management firm. Prior to that, Mr. Latta spent seven years with Merrill Lynch, Pierce, Fenner & Smith
Incorporated, first as part of an investment advisory team to the Saudi Arabian Monetary Authority and then working in the structured products group in New York. In that position he developed asset-liability management strategies for large ERISA plans. Mr. Latta's current research responsibilities include the core European markets.



Neil S. Devlin and Thomas J. Dickson exercise secondary portfolio management responsibilities for the Fund. Mr. Devlin is the chief investment officer and executive vice president of TGBM. He holds a BA in economics and philosophy from Brandeis University and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitutional Capital Management of Boston. While there, he managed a portion of the Bank of New England's pension money, a number of trust and corporate pension accounts, and began and managed a mortgage-backed securities fund for the bank. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Dickson holds a BS in managerial economics from the University of California at Davis. He joined the Templeton organization in 1994 as a fixed income analyst. Prior to joining Templeton, Mr. Dickson worked as a money market trader and securities analyst at Resources. His current research responsibilities include non-dollar money market and currency analysis, and country coverage of Japan, Denmark, Sweden, Greece and Korea.


Management Fees. For the fiscal year ended August 31, 1996, the Fund paid 0.50% of its average daily net assets in management fees.


   - Templeton Global Bond Fund


                                       16

PAGE


Portfolio Transactions. TGBM tries to obtain the best execution on all transactions. If TGBM believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities For Its Portfolio?" in the SAI for more information.


Administrative Services. FT Services (and, prior to October 1, 1996, Templeton Global Investors, Inc.) provides certain administrative services and facilities for the Fund. During the fiscal year ended August 31, 1996, administration fees totaling 0.14% of the average daily net assets of the Fund were paid to Templeton Global Investors, Inc. Please see "Investment Management and Other Services" in the SAI for more information.


Total Expenses. For the fiscal year ended August 31, 1996, the total Fund operating expenses were 1.13% and 1.56% of average daily net assets of Class I shares and Class II shares, respectively.


The Rule 12b-1 Plans


The Fund's Class I and Class II shares each have a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.



Payments by the Fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. Under the plan, costs and expenses not reimbursed in any quarter (including costs and expenses not reimbursed because they exceed the applicable limit of the plan) may be reimbursed in subsequent quarters or years. Distributors has informed the Fund that costs and expenses of Class I shares that may be reimbursable in future quarters or years were $3,416 (0.002% of its net assets) at August 31, 1996. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.



Under the Class II plan, the Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All



                                                 Templeton Global Bond Fund -


                                       17

PAGE


distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.



The Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.



The Rule 12b-1 fees charged to Class I and Class II are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.



HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The investment results of each class will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.



HOW IS THE FUND ORGANIZED?


The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on June 16, 1986, and is registered with the SEC


   - Templeton Global Bond Fund


                                       18

PAGE


under the 1940 Act. Prior to May 15, 1996, the Fund's name was Templeton Income Fund. The Fund began offering two classes of shares on May 1, 1995: Templeton Global Bond Fund - Class I and Templeton Global Bond Fund - Class II. All shares purchased before that time are considered Class I shares. Additional classes and series of shares may be offered in the future.


Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. The Trust will call a special meeting of shareholders for the purpose of considering the removal of a Board member if requested in writing to do so by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains, which generally will be taxable income or capital gains in their hands. Distributions declared in October, November or December to


                                                 Templeton Global Bond Fund -


                                       19

PAGE

shareholders of record on a date in such month and paid during the following January will be treated as having been received by shareholders on December 31 in the year such distributions were declared. The Fund will inform you each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.


   - Templeton Global Bond Fund


                                       20

PAGE

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. Please indicate which class of shares you want to buy. If you do not specify a class, your purchase will be automatically invested in Class I shares.

                            MINIMUM
                          INVESTMENTS*
--------------------------------------
To Open Your Account...       $100
To Add to Your
  Account..............       $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

Deciding Which Class to Buy

You should consider a number of factors when deciding which class of shares to buy. If you plan to buy $1 million or more in a single payment or you qualify to buy Class I shares without a sales charge, you may not buy Class II shares.

Generally, you should consider buying Class I shares if:

- you expect to invest in the Fund over the long term;

- you qualify to buy Class I shares at a reduced sales charge; or

- you plan to buy $1 million or more over time.

You should consider Class II shares if:

- you expect to invest less than $50,000 in the Franklin Templeton Funds; and

- you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.


                                                 Templeton Global Bond Fund -


                                       21

PAGE

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.


                                        TOTAL SALES CHARGE
                                        AS A PERCENTAGE OF       AMOUNT PAID
                                      ---------------------     TO DEALER AS A
        AMOUNT OF PURCHASE            OFFERING    NET AMOUNT    PERCENTAGE OF
         AT OFFERING PRICE             PRICE       INVESTED     OFFERING PRICE
------------------------------------------------------------------------------
CLASS I
Less than $100,000.................     4.25%        4.44%           4.00%
$100,000 but less than $250,000....     3.50%        3.63%           3.25%
$250,000 but less than $500,000....     2.75%        2.83%           2.50%
$500,000 but less than
  $1,000,000.......................     2.15%        2.20%           2.00%
$1,000,000 or more*................      None         None            None
CLASS II
Under $1,000,000*..................     1.00%        1.01%           1.00%



*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell
Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."


Sales Charge Reductions and Waivers

] IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR
  WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


   - Templeton Global Bond Fund


                                       22

PAGE

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.


BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

- You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

- You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

- Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

- Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.


If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.



Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at the reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.



                                                 Templeton Global Bond Fund -


                                       23

PAGE

A qualified group is one that:

- Was formed at least six months ago,

- Has a purpose other than buying Fund shares at a discount,

- Has more than 10 members,

- Can arrange for meetings between our representatives and group members,

- Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

- Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

- Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

  1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

  2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

  3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

  4. Redemptions from any Franklin Templeton Fund if you:


    - Originally paid a sales charge on the shares,



    - Reinvest the money within 365 days of the redemption date, and



   - Templeton Global Bond Fund


                                       24

PAGE


    - Reinvest the money in the same class of shares.


An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

   5. Redemptions from other mutual funds
     If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if
     (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

   6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a thirteen month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

   7. Group annuity separate accounts offered to retirement plans


   8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above. However, any Qualified or non-Qualified Retirement Plan account which was a shareholder in the Fund on or before February 1, 1995, and which does not meet the other



                                                 Templeton Global Bond Fund -


                                       25

PAGE

      requirements of this section, may purchase shares subject to a sales charge of 4% of the Offering Price, 3.2% of which will be retained by Securities Dealers.

   9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

  10. Broker-dealers, registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs

  11. Registered Securities Dealers and their affiliates, for their investment accounts only

  12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

  13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

  14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

  15. Accounts managed by the Franklin Templeton Group

  16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


   - Templeton Global Bond Fund


                                       26

PAGE

Other Payments to Securities Dealers

The payments below apply to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 or 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.


1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.



2. Securities Dealers will receive up to 0.75% of the purchase price for Class I purchases of $1 million or more.



3. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above.



4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6, 9 and 10 above.



PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.


Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be reimbursed for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


                                                 Templeton Global Bond Fund -


                                       27

PAGE


If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.



Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.



        METHOD                         STEPS TO FOLLOW
----------------------------------------------------------------------
BY MAIL                1. Send us written instructions signed by all
                       account owners
                       2. Include any outstanding share certificates
                       for the shares you're exchanging
----------------------------------------------------------------------
BY PHONE               Call Shareholder Services or TeleFACTS(@)
                       If you do not want the ability to exchange by
                       phone to apply to your account, please let us
                       know.
----------------------------------------------------------------------
THROUGH YOUR DEALER    Call your investment representative
----------------------------------------------------------------------


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


   - Templeton Global Bond Fund


                                       28

PAGE


Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.



Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares
3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.


While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.



If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.



                                                 Templeton Global Bond Fund -


                                       29

PAGE

Exchange Restrictions


Please be aware that the following restrictions apply to exchanges:



- You may only exchange shares within the SAME CLASS.



- The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."



- Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.



- The fund you are exchanging into must be eligible for sale in your state.



- We may modify or discontinue our exchange policy if we give you 60 days' written notice.



- Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.


Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


   - Templeton Global Bond Fund


                                       30

PAGE

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


        METHOD                         STEPS TO FOLLOW
----------------------------------------------------------------------
BY MAIL                1. Send us written instructions signed by all
                       account owners
                       2. Include any outstanding share certificates
                       for the shares you are selling
                       3. Provide a signature guarantee if required
                       4. Corporate, partnership and trust accounts
                       may need to send additional documents.
                          Accounts under court jurisdiction may have
                          additional requirements.
----------------------------------------------------------------------
BY PHONE               Call Shareholder Services
(Only available if you have completed and sent to us the telephone redemption agreement included with this prospectus)
                       Telephone requests will be accepted:
                       - If the request is $50,000 or less.
                       Institutional accounts may exceed $50,000 by
                         completing a separate agreement. Call
                         Institutional Services to receive a copy.
                       - If there are no share certificates issued
                       for the shares you want to sell or you have
                         already returned them to the Fund
                       - Unless you are selling shares in a Trust
                       Company retirement plan account
                       - Unless the address on your account was
                       changed by phone within the last 30 days
----------------------------------------------------------------------
THROUGH YOUR DEALER    Call your investment representative
----------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.


                                                 Templeton Global Bond Fund -


                                       31

PAGE

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts


To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.


Contingent Deferred Sales Charge


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the share within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.


We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

- Exchanges

- Account fees

- Sales of shares purchased pursuant to a sales charge waiver


   - Templeton Global Bond Fund


                                       32

PAGE

- Redemptions by the Fund when an account falls below the minimum required account size

- Redemptions following the death of the shareholder or beneficial owner

- Redemptions through a systematic withdrawal plan set up before February 1,
  1995

- Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

- Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

- Tax-free returns of excess contributions from employee benefit plans

- Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

The Fund intends to pay a monthly dividend representing substantially all of its net investment income and to distribute annually any net realized capital gains. Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or


                                                 Templeton Global Bond Fund -


                                       33

PAGE

both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


How and When Shares Are Priced


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.


The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.



   - Templeton Global Bond Fund


                                       34

PAGE

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:


- Your name,



- The Fund's name,



- The class of shares,



- A description of the request,



- For exchanges, the name of the fund you're exchanging into,



- Your account number,



- The dollar amount or number of shares, and



- A telephone number where we may reach you during the day, or in the evening if preferred.



                                                 Templeton Global Bond Fund -


                                       35

PAGE

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


   - Templeton Global Bond Fund


                                       36

PAGE

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


                                                 Templeton Global Bond Fund -


                                       37

PAGE

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

  TYPE OF ACCOUNT                     DOCUMENTS REQUIRED
-----------------------------------------------------------------------
CORPORATION            Corporate Resolution
-----------------------------------------------------------------------
PARTNERSHIP            1. The pages from the partnership agreement that
                          identify the general partners, or
                       2. A certification for a partnership agreement
-----------------------------------------------------------------------
TRUST                  1. The pages from the trust document that
                       identify the trustees, or
                       2. A certification for trust
-----------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.


Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


Tax Identification Number

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if


   - Templeton Global Bond Fund


                                       38

PAGE

(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with


                                                 Templeton Global Bond Fund -


                                       39

PAGE

this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

- obtain information about your account;

- obtain price and performance information about any Franklin Templeton Fund;

- exchange shares between identically registered Franklin accounts; and

- request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are 406 and 506, respectively.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

- Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

- Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an


   - Templeton Global Bond Fund


                                       40

PAGE

  additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030. The Fund and Distributors are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                           HOURS OF OPERATION (EASTERN
                                                      TIME)
    DEPARTMENT NAME       TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------
Shareholder Services    1-800/632-2301    8:30 a.m. to 8:00 p.m.
Dealer Services         1-800/524-4040    8:30 a.m. to 8:00 p.m.
Fund Information        1-800/DIAL BEN    8:30 a.m. to 11:00 p.m.
                        (1-800/342-5236)  9:30 a.m. to 5:30 p.m.
                                          (Saturday)
Retirement Plans        1-800/527-2020    8:30 a.m. to 8:00 p.m.
Institutional Services  1-800/321-8563    9:00 a.m. to 8:00 p.m.
TDD (hearing impaired)  1-800/851-0637    8:30 a.m. to 8:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


                                                 Templeton Global Bond Fund -


                                       41

PAGE

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended.

Board - The Board of Trustees of the Trust.

CD - Certificate of deposit.


Class I and Class II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


Code - Internal Revenue Code of 1986, as amended.

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.


Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.


Franklin Templeton Funds - The Franklin Funds and the Templeton Funds.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.


Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds.


FT Services - Franklin Templeton Services, Inc., the Fund's administrator.


   - Templeton Global Bond Fund


                                       42

PAGE

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent.

IRS - Internal Revenue Service.

Letter - Letter of Intent.

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation.


NYSE - New York Stock Exchange, Inc.



Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.


Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information.

S&P - Standard & Poor's Corporation.

SEC - U.S. Securities and Exchange Commission.

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code.


                                                 Templeton Global Bond Fund -


                                       43

PAGE

TeleFACTS(@) - Franklin Templeton's automated customer servicing system.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

TGBM - Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc., the Fund's investment manager, is located at Broward Financial Centre, Fort Lauderdale, FL 33394-3091.

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States.

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


   - Templeton Global Bond Fund


                                       44

PAGE


INSTRUCTIONS AND IMPORTANT NOTICE



SUBSTITUTE W-9 INSTRUCTIONS INFORMATION



General. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.



Obtaining a Number. If you do not have a Social Security Number/Taxpayer Identification Number or you do not know your SSN/TIN, you must obtain Form SS-5 or Form SS-4 from your local Social Security or IRS office and apply for one. If you have checked the "Awaiting TIN" box and signed the certification, withholding will apply to payments relating to your account unless you provide a certified TIN within 60 days.



What SSN/TIN to Give. Please refer to the following guidelines:



   ACCOUNT TYPE       GIVE SSN OF       ACCOUNT TYPE      GIVE EMPLOYER ID # OF
-------------------------------------------------------------------------------
-Individual          Individual      -Trust, Estate, or   Trust, Estate, or
                                     Pension Plan Trust   Pension Plan Trust
-------------------------------------------------------------------------------
-Joint Individual    Owner who will  -Corporation,        Corporation,
                     be paying tax   Partnership, or      Partnership, or
                     or first-named  other organization   other organization
                     individual
-------------------------------------------------------------------------------
-Unif. Gift/         Minor           -Broker nominee      Broker nominee
  Transfer to Minor
-------------------------------------------------------------------------------
-Sole Proprietor     Owner of
                     business
-------------------------------------------------------------------------------
-Legal Guardian      Ward, Minor,
                     or Incompetent
-------------------------------------------------------------------------------



Exempt Recipients. Please provide your TIN and check the "Exempt Recipient" box if you are an exempt recipient. Exempt recipients include:



A corporation



A financial institution



An organization exempt from tax under section 501(a), or an individual retirement plan



A registered dealer in securities or commodities registered in the U.S. or a U.S. possession



A real estate investment trust



A common trust fund operated by a bank under section 584(a)



                                                 Templeton Global Bond Fund -


                                       45

PAGE


An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1)



An entity registered at all times under the Investment Company Act of 1940



IRS Penalties. If you do not supply us with your SSN/TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report certain income on your federal income tax return, you will be treated as negligent and subject to an IRS 20% penalty on any underpayment of tax attributable to such negligence, unless there was reasonable cause for the resulting underpayment and you acted in good faith. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.



SUBSTITUTE W-8 INSTRUCTIONS INFORMATION



Exempt Foreign Person. Check the "Exempt Foreign Person" box if you qualify as a non-resident alien or foreign entity that is not subject to certain U.S. information return reporting or to backup withholding rules. Dividends paid to your account may be subject to withholding of up to 30%. You are an "Exempt Foreign Person" if you are not (1) a citizen or resident of the U.S., or (2) a U.S. corporation, partnership, estate, or trust. In the case of an individual, an "Exempt Foreign Person" is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 days during the current calendar year will still be treated as an "Exempt Foreign Person," provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). In addition, lawful permanent residents or green card holders may not be treated as "Exempt Foreign Persons." If you are an individual or an entity, you must not now be, or at this time expect to be, engaged in a U.S. trade or business with respect to which any gain derived from transactions effected by the Fund/Payer during the calendar year is effectively connected to the U.S.
(or your transactions are exempt from U.S. taxes under a tax treaty).



Permanent Address. The Shareholder Application must contain your permanent address if you are an "Exempt Foreign Person." If you are an individual, provide your permanent address. If you are a partnership or corporation, provide the



   - Templeton Global Bond Fund


                                       46

PAGE


address of your principal office. If you are an estate or trust, provide the address of your permanent residence or the principal office of any fiduciary.



Notice of Change in Status. If you become a U.S. citizen or resident after you have provided certification of your foreign status, or if you cease to be an "Exempt Foreign Person," you must notify the Fund/Payer within 30 days of your change in status. Reporting will then begin on the account(s) listed, and backup withholding may also begin unless you certify to the Fund/Payer that (1) the taxpayer identification number you have given is correct, and (2) the Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain interest or dividend income. You may use Form W-9, "Payer's Request for Taxpayer Identification Number and Certification," to make these certifications. If an account is no longer active, you do not have to notify a Fund/Payer or broker of your change in status unless you also have another account with the same Fund/Payer that is still active. If you receive interest from more than one Fund/Payer or have dealings with more than one broker or barter exchange, file a certificate with each. If you have more than one account with the same Fund/Payer, the Fund/Payer may require you to file a separate certificate for each account.



When to File. File these certifications with the Fund before a payment is made to you, unless you have already done this in either of the two preceding calendar years.



How Often You Must File. This certificate generally remains in effect for three calendar years. A Fund/Payer or broker, however, may require that a new certificate be filed each time a payment is made. On joint accounts for which each joint owner is a foreign person, each must provide a certification of foreign status.



                                                 Templeton Global Bond Fund -


                                       47

PAGE

                      This page intentionally left blank.


   - Templeton Global Bond Fund


                                       48

PAGE


FOR CORPORATE SHAREHOLDERS--FORM OF RESOLUTION



It will be necessary for corporate shareholders to provide a certified copy of a resolution or other certificate of authority to authorize the purchase as well as sale (redemption) of shares and withdrawals by checks or drafts. You may use the following form of resolution or you may prefer to use your own. It is understood that the Fund, Franklin Templeton Distributors, Inc., Franklin Templeton Investor Services, Inc., the custodian bank and their affiliates may rely upon these authorizations until revoked or amended by written notice delivered by registered or certified mail to the Fund.



CERTIFIED COPY OF RESOLUTION (Corporation or Association)



The undersigned hereby certifies and affirms that he/she is the duly elected
 -------------------------------- of -----------------------------------------


               Title                               Corporate Name


a  _______________________________  organized under the laws of the State of
           Type of Organization
 ___________________  and that the following is a true and correct copy
         State
of a resolution adopted by the Board of Directors at a meeting duly called and held on __________________________
                      Date



     RESOLVED, that the ____________________________________________________


                                               Officers' Titles
     of this Corporation or Association are authorized to open an account in the name of the Corporation or Association with one or more of the Franklin Group of Funds or Templeton Family of Funds (collectively, the "Funds") and to deposit such funds of this Corporation or Association in this account as they deem necessary or desirable; that the persons authorized below may endorse checks and other instruments for deposit to said account or accounts; and



     FURTHER RESOLVED, that any of the following  __________  officers are number
     authorized to sign any share assignment on behalf of this Corporation or Association and to take any other actions as may be necessary to sell or redeem its shares in the Funds or to sign checks or drafts withdrawing funds from the account; and



     FURTHER RESOLVED, that this Corporation or Association shall hold harmless, indemnify, and defend the Funds, their custodian bank, Franklin Templeton Distributors, Inc., Franklin Templeton Investor Services, Inc., and their affiliates, from any claim, loss or liability resulting in whole or in



                                                 Templeton Global Bond Fund -


                                       49

PAGE


     part, directly or indirectly, from their reliance from time to time upon any certifications by the secretary or any assistant secretary of this Corporation or Association as to the names of the individuals occupying such offices and their acting in reliance upon these resolutions until actual receipt by them of a certified copy of a resolution of the Board of Directors of the Corporation or Association modifying or revoking any or all such resolutions.



The undersigned further certifies that the below named persons, whose signatures appear opposite their names and office titles, are duly elected officers of the Corporation or Association. (Attach additional list if necessary.)



name/title (please print or type)                Signature



name/title (please print or type)                Signature



name/title (please print or type)                Signature



name/title (please print or type)                Signature



Name of Corporation or Association             Date



Certified from minutes


                       Name and Title

                         CORPORATE SEAL (if appropriate)


   - Templeton Global Bond Fund


                                       50

PAGE


FRANKLIN TEMPLETON


TELEPHONE REDEMPTION AUTHORIZATION AGREEMENT



You may use Franklin Templeton's telephone redemption privilege to redeem uncertificated Franklin Templeton Fund shares for up to $50,000 (or your shareholder account balance, whichever is less) per day, per fund account in accordance with the terms of the Funds' prospectus.



The telephone redemption privilege is available only to shareholders who specifically request it. If you would like to add this redemption privilege to the other telephone transaction privileges now automatically available to Franklin Templeton Fund shareholders, please sign and return this authorization to Franklin/Templeton Investor Services, Inc. ("Investor Services"), transfer agent and shareholder servicing agent for the Franklin Templeton Funds.



Shareholder Authorization: I/We request the telephone redemption privilege under the terms described below and in the prospectus for each investment company in Franklin Templeton (a "Franklin Templeton Fund" or a "Fund"), now open or opened at a later date, holding shares registered as follows:


--------------------------------------------------------------------------------

Print name(s) as shown in registration (called "Shareholder")



--------------------------------------------------------------------------------


Account number(s)



I/We authorize each Fund and Investor Services to honor and act upon telephone requests, given as provided in this agreement, to redeem shares from any Shareholder account.


-------------------------------------
-------------------------------------

Signature(s) of all registered owners and date


-------------------------------------
-------------------------------------

Printed name (and title/capacity, if applicable)



Verification Procedures: I/We understand and agree that: (1) each Fund and Investor Services will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine and that if these confirmation procedures are not followed, the Fund or Investor Services may be liable for any losses due to unauthorized or fraudulent telephone instructions;
(2) the confirmation procedures will include the recording of telephone calls requesting redemptions, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and the sending of confirmation statements to the address of record each time a redemption is



                                                 Templeton Global Bond Fund -


                                       51

PAGE


initiated by telephone; and (3) as long as the Fund and Investor Services follow the confirmation procedures in acting on instructions communicated by telephone which were reasonably believed to be genuine at the time of receipt, neither they nor their parent or affiliates will be liable for any loss, damages or expenses caused by an unauthorized or fraudulent redemption request.



Jointly Owned/Co-Trustee Accounts: Each of us signing this agreement as either joint owners or co-trustees authorize each Fund and Investor Services to honor telephone redemption requests given by ANY ONE of the signers or our investment representative of record, if any, ACTING ALONE.



Appointment of Attorney-in-Fact: In order to issue telephone redemption requests acting alone, each of us individually makes the following appointment: I hereby appoint the other joint owner(s)/co-trustee(s) as my agent(s) (attorney[s]-in-fact) with full power and authority to individually act for me in any lawful way with respect to the issuance of instructions to a Fund or Investor Services in accordance with the telephone redemption privilege we have requested by signing this agreement. This appointment shall not be affected by my subsequent disability or incompetency and shall remain in effect until it is revoked by either written notice from any one of us delivered to a Fund or Investor Services by registered mail, return receipt requested, or by a Fund or Investor Services upon receipt of any information that causes a Fund or Investor Services to believe in good faith that there is or that there may be a dispute among any of us with respect to the Franklin Templeton Fund account(s) covered by this agreement. Each of us agrees to notify the Fund or Investor Services immediately upon the death of any of the undersigned.



Corporate/Partnership/Trust/Retirement Accounts: The Shareholder and each of us signing this agreement on behalf of the Shareholder represent and warrant to each Franklin Templeton Fund and Investor Services that the Shareholder has the authority to enter into this agreement and that each of us are duly authorized to execute this agreement on behalf of the Shareholder. The Shareholder agrees that its election of the telephone redemption privilege means that a Fund or Investor Services may honor a telephone redemption request given by ANY officer/ partner/member/administrator or agent of Shareholder ACTING ALONE.



Restricted Accounts: Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton Trust Company retirement accounts.



PLEASE RETURN THIS FORM TO:



     Franklin/Templeton Investor Services, Inc.
     P.O. Box 33030
     St. Petersburg, FL 33733-8030



   - Templeton Global Bond Fund


                                       52

PAGE

                      This page intentionally left blank.


                                                 Templeton Global Bond Fund -


                                       53

PAGE


FRANKLIN TEMPLETON GROUP OF FUNDS



LITERATURE REQUEST E Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.



INTERNATIONAL GROWTH



Franklin Global Health Care Fund


Franklin International Equity Fund


Franklin Templeton Japan Fund


Templeton Developing Markets Trust


Templeton Foreign Fund


Templeton Global Infrastructure Fund


Templeton Global


 Opportunities Trust


Templeton Global Real Estate Fund


Templeton Global Smaller


 Companies Fund


Templeton Greater European Fund


Templeton Growth Fund


Templeton Latin America Fund


Templeton Pacific Growth Fund


Templeton World Fund



INTERNATIONAL GROWTH


AND INCOME



Franklin Global Utilities Fund


Franklin Templeton German


 Government Bond Fund


Franklin Templeton


 Global Currency Fund


Mutual European Fund


Templeton Global Bond Fund


Templeton Growth and Income Fund



INTERNATIONAL INCOME



Franklin Global Government


 Income Fund


Franklin Templeton Hard


 Currency Fund


Franklin Templeton High


 Income Currency Fund


Templeton Americas


 Government Securities Fund



GROWTH



Franklin Blue Chip Fund


Franklin California Growth Fund


Franklin DynaTech Fund


Franklin Equity Fund


Franklin Gold Fund


Franklin Growth Fund


Franklin MidCap Growth Fund


Franklin Small Cap Growth Fund


Mutual Discovery Fund



GROWTH AND INCOME



Franklin Asset Allocation Fund


Franklin Balance Sheet


 Investment Fund


Franklin Convertible Securities Fund


Franklin Equity Income Fund


Franklin Income Fund


Franklin MicroCap Value Fund


Franklin Natural Resources Fund


Franklin Real Estate Securities Fund


Franklin Rising Dividends Fund


Franklin Strategic Income Fund


Franklin Utilities Fund


Franklin Value Fund


Mutual Beacon Fund


Mutual Qualified Fund


Mutual Shares Fund


Templeton American Trust, Inc.



INCOME



Franklin Adjustable Rate


 Securities Fund


Franklin Adjustable U.S.


 Government Securities Fund


Franklin AGE High Income Fund


Franklin Investment


 Grade Income Fund


Franklin Short-Intermediate U.S.


 Government Securities Fund


Franklin U.S. Government


 Securities Fund


Franklin Money Fund


Franklin Federal Money Fund



FOR NON-U.S. INVESTORS:


Franklin Tax-Advantaged


 High Yield Securities Fund


Franklin Tax-Advantaged


 International Bond Fund


Franklin Tax-Advantaged U.S.


 Government Securities Fund



FOR CORPORATIONS:


Franklin Corporate Qualified


 Dividend Fund



FRANKLIN FUNDS SEEKING


TAX-FREE INCOME



Federal Intermediate-Term


 Tax-Free Income Fund


Federal Tax-Free Income Fund


High Yield Tax-Free Income Fund


Insured Tax-Free Income Fund


Puerto Rico Tax-Free Income Fund


Tax-Exempt Money Fund



FRANKLIN STATE-SPECIFIC FUNDS


SEEKING TAX-FREE INCOME



Alabama


Arizona*


Arkansas**


California*


Colorado


Connecticut


Florida*


Georgia


Hawaii**


Indiana


Kentucky


Louisiana


Maryland


Massachusetts***


Michigan*


Minnesota***


Missouri


New Jersey


New York*


North Carolina


Ohio***


Oregon


Pennsylvania


Tennessee**


Texas


Virginia


Washington**



VARIABLE ANNUITIES



Franklin Valuemark(SM)


Franklin Templeton Valuemark


 Income Plus (an immediate annuity)



*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).


**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.


***Portfolio of insured municipal securities.


                                                                   TL406 P 01/97


PAGE

TEMPLETON GLOBAL
BOND FUND

P.O. Box 33031

St. Petersburg, FL 33733-8031

---------------------------------
ADDRESS CORRECTION REQUESTED

TL406 P 01/97    (LOGO) Printed on recycled paper

PAGE






Logo Appears Here
FRANKLIN TEMPLETON

                                   TEMPLETON
                                     FUNDS

                                                            P.O. Box 33031
                                                            St. Petersburg, FL
                                                            33733-8031
                                                            1-800-393-3001

   Please do not use this form for any retirement plan for which Franklin
     Templeton Trust Company serves as custodian or trustee, or for Templeton Money Fund, Templeton Institutional Funds or Templeton Capital Accumulator Fund. Request separate applications.

 SHAREHOLDER APPLICATION OR REVISION [] Please check the box if this is a revision and see Section 8

Please check Class I or Class II, if applicable, next to your Fund selection. Class I and Class II shares have different sales charges and operating expenses, among other differences, as described in each Fund's prospectus.Date
------------------
CLASS
 I      II        Templeton
 [ ]   [ ] $______American Trust
 [ ]        ______Americas Government Securities Fund
 [ ]   [ ]  ______Developing Markets Trust
 [ ]   [ ]  ______Foreign Fund
 [ ]   [ ]  ______Global Bond Fund

CLASS
 I      II        Templeton
 [ ]    [ ]$______Global Infrastructure Fund
 [ ]    [ ] ______Global Opportunities Trust
 [ ]    [ ] ______Global Real Estate Fund
 [ ]    [ ] ______Global Smaller Companies Fund
 [ ]    [ ] ______Greater European Fund

CLASS
 I      II        Templeton
 [ ]    [ ]$______Growth Fund
 [ ]    [ ] ______Growth and Income Fund
 [ ]        ______Japan Fund
 [ ]    [ ] ______Latin America Fund
 [ ]    [ ] ______World Fund

CLASS
 I      II
[ ]     [ ] Other:$______
        (except for Class II Money Fund)

          -----------------
          -----------------
          ----------------

  1 ACCOUNT REGISTRATION - PLEASE PRINT

n INDIVIDUAL OR  JOINT ACCOUNT

-------------------------------------------------------------------------------
  First name      Middle initial     Last name      Social Security number(SSN)


-------------------------------------------------------------------------------
  Joint owner(s) Joint ownership means            Social Security number (SSN)
  "joint tenants with rights of
  survivorship"  unless otherwise specified.)
ALL OWNERS MUST SIGN SECTION 4.

[] GIFTS/TRANSFERS TO A MINOR

----------------------------------------- As Custodian For  -----------------
  Name of custodian (one only)                           Minor's name (one only)


----------------------------------------- Uniform Gifts/
                                          Transfers to Minors Act-------------

  State (minor's or custodian's state      Minor's Social Security number
  of residence)
  Please Note: Custodian's signature, not minor's, is required in Section 4.

------------------------------------------------------------------------------
[ ] TRUST, CORPORATION, PARTNERSHIP, RETIREMENTPLAN, OR OTHER ENTITY

------------------------------------------   ----------------------------------
  Name                                       Taxpayer identification number(TIN)

-------------------------------------------
  Name of beneficiary (if to be included in  Date of trust document (must be
  the registration)                           completed for registration)

-------------------------------------------------------------------------------
  Name of each trustee (if to be included in the registration)
==============================================================================
  2 ADDRESS

--------------------------------------- Daytime Telephone(---)-----------------
 Street address (P.O. Box acceptable if                   Area code
  street address is given)

---------------------------------------  Evening Telephone(---)---------------
 City                State     Zip code                   Area code

  I am a citizen of: [ ] U.S. or  [ ]_________________________________________
===============================================================================
  3 INITIAL INVESTMENT - $100 minimum initial investment

Enclosed is a check payable to the Fund indicated above for $__________________.
===============================================================================
4 SIGNATURE AND TAX CERTIFICATIONS - All registered owners must sign application

See "Important Notice Regarding Taxpayer IRS Certifications" in back of prospectus. The Fund reserves the right to refuse to open an account without either a certified taxpayer identification number ("TIN"), Social Security number ("SSN"), or a certification of foreign status. Failure to provide tax certifications in this section may result in backup withholding on payments relating to your account and/or in your inability to qualify for treaty withholding rates. I am not subject to backup withholding because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or because the IRShas notified me that I am no longer subject to backup withholding. (If you are currently subject to backup withholding as a result of a failure to report all interest or dividends, please cross out the preceding statement.)

[ ] The number shown above is my correct TIN or SSN, or that of the minor named in section 1.
[ ] Awaiting TIN. I am waiting for a number to be issued to me. I understand that if I do not provide a TIN to the Fund within 60 days, the Fund is required to commence 31% backup withholding until I provide a certified TIN.
[ ] Exempt Recipient. Individuals cannot be exempt. Check this box only after reading the instructions, found in the back of the Fund's prospectus, to see whether you qualify as an exempt recipient. (You should still provide a TIN.)
[ ] Exempt Foreign Person. Check this box only if the following statement applies: "I am neither a citizen nor a resident of the United States. I certify to the best of my knowledge and belief, I qualify as an exempt foreign person and/or entity as described in the instructions, found in the back of the Fund's prospectus."

   Permanent address for income
   tax purposes:---------------------------------------------------------------
                Street Address           City     State    Country   Postal Code

PLEASE NOTE: The IRS only allows one TIN to be listed on an account. On joint accounts, it is preferred that the primary account owner (or person listed first on the account) list his/her number as requested above.

Certification - Under the penalties of perjury, I/we certify that (1) the information provided on this application is true, correct and complete,
(2) I/we have read the prospectus(es) for the Fund(s) in which I am/we are investing and agree to the terms thereof, and (3) I am/we are of legal age or an emancipated minor. I/we acknowledge that shares of the Fund(s) are not insured or guaranteed by any agency or institution and that an investment in fund shares involves risks, including the possible loss of the principal amount invested.
X                                                                 X
------------------------------------------------------------------------------
Signature                                                         Signature
X                                                                 X
-------------------------------------------------------------------------------
Signature Signature Please make a photocopy of this application for your records.
=============================================================================
  5 BROKER/DEALER USE ONLY - Please print
                                             Franklin Templeton Dealer #
  We hereby submit this application for the purchase of shares of the Fund(s) and class(es) indicated in accordance with the terms of our selling agreement with Franklin/Templeton Distributors, Inc.("FTD"), and with the prospectus(es) for the Funds. We agree to notify FTD of any purchases of Class I shares which may be eligible for reduced or eliminated sales charges.

 WIRE ORDER ONLY: The attached check for $________________________  should be applied against wire order confirmation number________________________
                  dated____________________ for________________________ shares

  Securities Dealer Name
                        -------------------------------------------------------
  Main Office Address                   Main Office Telephone Number
                    --------------------                            ---------
  Branch # ___________Representative # ______Representative Name ______________

  Branch Address _____________________________Branch Telephone Number----------

  Authorized Signature, Securities Dealer _______________ Title----------------

  ACCEPTED: Franklin/Templeton Distributors, Inc. By __________------ Date-----

          Please see reverse side for shareholder account privileges.
  This application must be preceded or accompanied by a prospectus for the Fund(s) being purchased.

                                                       TLGOF APP 08/96


6  DISTRIBUTION OPTIONS - Check one
Check one - if no box is checked, all dividends and capital gains will be reinvested in additional shares of the Fund.

[ ] Reinvest all dividends and capital gains.    [ ] Pay all dividends in cash
                                                  and reinvest capital gains.
[ ] Pay capital gains in cash and reinvest        [ ] Pay all dividends and
    dividends.                                    capital gains in cash.
===============================================================================
  7 OPTIONAL SHAREHOLDER PRIVILEGES
A. Special Payment Instructions for Distributions (Check one box)
[ ] Invest distributions, as noted in Section 6, or l withdrawals, as noted in
    Section 7B, in another Franklin or Templeton Fund.
    Restrictions may apply to purchases of shares of a different class. See the prospectus for details.

   Fund Name___________________________________  Existing Account Number

OR
[ ] Send my distributions, as noted in Section 6, to the person, named below, instead of as registered and addressed in Sections 1 and 2.
   Name ___________________________________  Street Address____________________
   City____________________________________  State _____________ ZipCode_______

------------------------------------------------------------------------------
B. Systematic Withdrawal Plan
   Please withdraw from my Franklin Templeton account $_______________________ ($50 minimum) [ ] Monthly [ ] Quarterly [ ] Semi-Annually or [ ] Annually as set forth in the prospectus, starting in ________________________________ (month). The net asset value of the shares held must be at least $5,000 at the time the plan is established. Additional restrictions may apply to Class II or other shares subject to contingent deferred sales charge, as described in the prospectus. Send the withdrawals to: [ ] address of record OR [ ] the Franklin or Templeton Fund, or person specified in
    Section 7A - Special Payment Instructions for Distributions.

-------------------------------------------------------------------------------
C. TELEPHONE TRANSACTIONS
   TELEPHONE  EXCHANGE  PRIVILEGE:   If  the  Fund  does  not  receive  specific
instructions from the shareholder, either in writing or by telephone, the Telephone Exchange Privilege (see the prospectus) is automatically extended to each account. The shareholder should understand, however, that the Fund and Franklin Templeton Investor Services, Inc. ("FTI") or Franklin Templeton Trust Company and their agents will not be liable for any loss, injury, damage or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine. The shareholder agrees to hold the Fund and its agents harmless from any loss, claims, or liability arising from its or their compliance with such instructions. The shareholder understands that this option is subject to the terms and conditions set forth in the prospectus of the fund to be acquired.
[ ] No, I do NOTwish to participate in the Telephone Exchange Privilege or authorize the Fund or its agents, including FTI or Templeton Funds Trust Company, to act upon instructions received by telephone to exchange shares for shares of any other account(s) within the Franklin Templeton Group of Funds.
   TELEPHONE REDEMPTION PRIVILEGE: This is available to shareholders who specifically request it and who complete the Franklin Templeton Telephone Redemption Authorization Agreement in the back of the Fund's prospectus.

-------------------------------------------------------------------------------
D. AUTOMATIC INVESTMENT PLAN
   IMPORTANT: ATTACH AN UNSIGNED, VOIDED CHECK (FOR CHECKING ACCOUNTS) OR A SAVINGS ACCOUNT DEPOSIT SLIP HERE, AND COMPLETE THE INFORMATION BELOW.
   I/We would like to establish an Automatic Investment Plan (the "Plan") as described in the prospectus. I/We agree to reimburse FTI and/or FTD for any expenses or losses that they may incur in connection with my/our Plan, including any caused by my/our bank's failure to act in accordance with my/our request. If my/our bank makes any erroneous payment or fails to make a payment after shares are purchased on my/our behalf, any such purchase may be cancelled and I/we hereby authorize redemptions and/or deductions from my/our account for that purpose.
   Debit my (circle one) savings, checking, other ___________________________ account monthly for $________________________ ($25 minimum) on or about the
[ ]1st [ ]5th [ ]15th or [ ]20th day starting  ______________________ (month), to be invested in (name of  Fund)  ___________________________________ Account
Number (if known) _______________________________________________
   INSTRUCTIONS TO BANK - AUTOMATIC INVESTMENT PLAN AUTHORIZATION
   To:
      -----------------------------------------------------  ------------------
       Name of Your Bank                                     ABA Number

      -------------------------------  ------------------- ----------- --------
      Street  Address                   City                State     Zip Code
I/We authorize you to charge my/our Checking/Savings account and to make payment to FTD, upon instructions from FTD. I/We agree that in making payment for such charges your rights shall be the same as if each were a charge made and signed personally by me(us). This authority shall remain in effect until you receive written notice from me/us changing its terms or revoking it. Until you actually receive such notice, I/we agree that you shall be fully protected in paying any charge under this authority. I/We further agree that if any such charge is not made, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever.
 X
--------------------------------------------------------   ----------------
 Signature(s) EXACTLY as shown on your bank records               Date

--------------------------------------------------------  ---------------------
Print Name(s)                                                Account Number

------------------------------- ------------------  -------------  ------------
 Your Street Address             City               State          Zip Code

-------------------------------------------------------------------------------
E. Letter of Intent (LOI)-- Not Applicable to Purchases of Class II
[ ]I/We agree to the terms of the LOI and provisions for reservations of Class I shares and grant FTD the security interest set forth in the prospectus. Although I am/we are not obligated to do so, it is my/our intention to invest over a 13 month period in Class I and/or Class II shares of one or more Franklin or Templeton Funds (including all money market funds in the Franklin Templeton Group) an aggregate amount at least equal to that which is checked below. I understand that reduced sales charges will apply only to purchases of Class I shares.

[ ]$50,000-99,999(except for Global Bond Fund   [ ] $100,000-249,999  []$250,000-499,999  [] $500,000-999,999  []$1,000,000 or more and Americas Government Securities Fund)


   Purchases of Class I shares under LOI of $1,000,000 or more are made at net asset value and may be subject to a contingent deferred sales charge as described in the prospectus.
   Purchases made within the last 90 days will be included as part of your LOI. However, certain employee benefit plans are subject to different rules. Please write in your account number(s)
                                        -----------  ------------  ------------
-------------------------------------------------------------------------------
F. Cumulative Quantity Discount--Not Applicable to Purchases of Class II Shares Class I shares may be purchased at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) the amount equal to the cost or current value (whichever is higher) of the combined holdings of the purchaser, his or her spouse, and their children or grandchildren under age 21, of Class I and/or Class II shares of funds in Franklin Templeton, as well as other holdings of Franklin Templeton Investments, as that term is defined in the prospectus. In order for this cumulative quantity discount to be made available, the shareholder or his or her securities dealer must notify FTIor FTD of the total holdings in Franklin Templeton each time an order is placed. I understand that reduced sales charges will apply only to purchases of Class I shares.
[ ]I/We own shares of more than one Fund in Franklin  Templeton and qualify for the Cumulative Quantity Discount described above and in the prospectus. My/Our other account number(s) are
                                     -----------  ------------  ---------------
===============================================================================
  8 ACCOUNT REVISION  (if applicable)

   If you are using this application to revise your account registration (Section 1), or wish to have distribution income sent to an address other than the address on your existing account's registration (Section 7A), a signature guarantee is required. Signatures of all registered owners must be guaranteed by an "eligible guarantor institution" as defined in the "How to Sell Shares of the Fund" section in the Fund's prospectus. A notary public is not an acceptable guarantor.
   X
-------------------------------------------------  ----------------------------
Signature(s) of registered account owners          Account number(s)
   X
 ------------------------------------------------  ----------------------------

   X
------------------------------------------------

   X
-------------------------------------------------  ----------------------------
                                                   Signature guarantee stamp
   NOTE: For any change in registration, please send us any outstanding certificates by registered mail.